UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2004

STAAR SURGICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-11634 (Commission File Number)	95-3797439 (I.R.S. Employer Identification No.)

1911 Walker Avenue, Monrovia, California (Address of principal executive offices)	91016 (Zip Code)

(626) 303-7902
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
SIGNATURES

Item 8.01. Other Events.

     As previously announced on September 29, 2004, the United States Food and Drug Administration (the “FDA”) completed the inspection of the Company’s Monrovia facility on September 23, 2004 and issued a form “FDA 483 Inspectional Observations” (the “FDA 483”). The Company intends to respond to the FDA 483 on November 4, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STAAR SURGICAL COMPANY
Date: October 22, 2004	By:	/s/ John Bily
John Bily,
Chief Financial Officer